UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report: March 19, 2018
VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-8777	95-1613718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 Harpers Way
Torrance, California		90501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
¬    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¬    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¬    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¬    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
SIGNATURES
EXHIBIT INDEX
EX-10.1

Item 1.01.    Entry into a Material Definitive Agreement.
On March 19, 2018, Virco Mfg. Corporation (the “Company”) and Virco Inc., a wholly owned subsidiary of the Company (“Virco”, and, together with the Company, the “Borrowers”), entered into a seventeenth amendment (the “Seventeenth Amendment”) to the Revolving Credit and Security Agreement, dated as of December 22, 2011 (as amended to date, the “Credit Agreement”), between the Borrowers and PNC Bank, National Association, as lender and administrative agent. The Seventeenth Amendment amended the Credit Agreement by (i) extending the maturity date of the Credit Agreement for three years until March 19, 2023, (ii) allowing dividends and stock buyback up to $2,000,000 in aggregate for any fiscal year, (iii) setting forth the minimum EBITDA financial covenant for fiscal quarter ending April 30, 2018 at ($3,767,000) and two consecutive fiscal quarters ending July 31, 2018 at $6,402,000, (iv) increasing the Maximum Revolving Advance Amount from $50,000,000 to $60,000,000, and (v) setting forth the minimum fixed charge coverage ratio of not less than 1.10 to 1.00 commencing with the consecutive four fiscal quarter period ending October 31, 2018 and measured as of the end of each fiscal quarter until the maturity date of the Credit Agreement. In connection with the Seventeenth Amendment, the Borrowers also agreed to pay to PNC Bank a non-refundable extension fee of $250,000.
The description of the Seventeenth Amendment set forth above is qualified in its entirety by the Seventeenth Amendment, a copy of which is filed as an exhibit to this report and is incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION (Registrant)
Date: March 22, 2018	/s/ Robert A. Virtue
(Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit
No.	Description

10.1
Seventeenth Amendment to Revolving Credit and Security Agreement, dated as of March 19, 2018, by and among Virco Mfg. Corporation and Virco, Inc., as borrowers, and PNC Bank, National Association, as the lender and administrative agent.